UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2021

GOOD GAMING, INC.

(Exact name of registrant as specified in charter)

Nevada	000-53949	26-3988293
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

415 McFarlan Road, Suite 108

Kennett Square, PA 19348

(Address of Principal Executive Offices) (Zip Code)

(888) 295-7279

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Agreement.

Amendments to Employee Services Agreements

On December 31, 2021, Good Gaming, Inc. (the “Company”) and ViaOne Services, LLC, a Texas Limited Liability Company (the “ViaOne”) entered into an amendment to the Employee Srvices Agreement (the “Employee Services Agreement”), which became effective on September 1, 2021, and superseded the prior services agreement, which was effective March 1, 2017, amended on January 1, 2018, and expired on August 31, 2021 (the “Original Agreement”). Pursuant to the Employee Services Agreement, the Management Fee due ViaOne shall be convertible into 1,557 shares of the Company’s Series E Preferred Stock for services rendered through December 31, 2021. Previously, the Management Fee was convertible into shares of the Company’s common stock.

Additionally, on December 31, 2021, the Company amended the Original Agreement to allow for the conversion of the outstanding balance remaining to be paid under the Original Agreement to be converted into 25,680 shares of the Company’s Series E Preferred Stock, which fulfills all remaining obligations under the Original Agreement.

The foregoing description of the Amendment to theEmployee Services Agreement and the Amendment to the Original Agreement is not complete and is subject to, and qualified in its entirety by the full text of the Amendment to the Original Agreement and the New Agreement, which are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, the terms of which are incorporated herein by reference.

Sixth Amendment to Secured Promissory Note

Effective December 31, 2021, the Company entered into a Sixth Amendment to Secured Promissory Note (the “Sixth Amendment”), pursuant to which the Company agreed to amend the promissory note issued by ViaOne Services, LLC dated November 30, 2016 (the “Secured Promissory Note”). Pursuant to the Sixth Amendment, the Secured Promissory Note is convertible into the Company’s Series E Convertible Preferred Stock.

Effective December 31, 2021, ViaOne Services, LLC converted the Secured Promissory Note into 24,836 shares of the Company’s Series E Convertible Preferred Stock.

The foregoing description of the Sixth Amendment is not complete and is subject to, and qualified in its entirety by, the full text of the Sixth Amendment, which are attached to this Current Report on Form 8-K as Exhibit 10.3, the terms of which are incorporated herein by reference.

First Amendment to the Revolving Convertible Promissory Note

On December 31, 2021, the Company entered into Amendment(the “Amendment”) revolving convertible promissory note effective September 30, 2021 (the “Revolving Note”), to allow for the conversion of the the Note into shares of the Company’s Series E Preferred Stock. Previously the Revolving Note was convertible into shares of the Company’s common stock.

Effective December 31, 2021, ViaOne Services, LLC converted the Revolving Note into 6,730 shares of the Company’s Series E Convertible Preferred Stock, terminating the Revolving Note.

The foregoing description of the Revolving Note is not complete and is subject to, and qualified in its entirety by, the full text of the Revolving Note, which are attached to this Current Report on Form 8-K as Exhibit 10.4, the terms of which are incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

On December 21, 2021, the Company filed a Certificate of Designation with the Secretary of State of the State of Nevada (the “Certificate of Designation”), which established two million seven hundred fifty thousand (2,750,000) shares of the Company’s Series E Convertible Preferred Stock (the “Series E Shares”), having such designations, rights and preferences as set forth therein.

Each of the Series E Shares are convertible at the option of the holder at any time into 1,000 shares of the Company’s common stock. The holders of the Series E Shares will vote together with the common stock on an as-converted basis. The Series E Shares are not entitled to any dividend except that in the event that the Board of Directors of the Company declares a dividend to any other class of stock, Series E Shares are entitled to a dividend equal to what they would receive on an as converted to common stock basis.

The foregoing description of the Certificate of Designation is not complete and is subject to, and qualified in its entirety by, the full text of the Certificate of Designation, which are attached to this Current Report on Form 8-K as Exhibit 3.1, the terms of which are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 21, 2021, the Company filed Amended and Restated Articles of Incorporation (the “Articles”) with the Secretary of State of the State of Nevada in order to increase the total number of authorized shares of the Company from two hundred two million two hundred fifty thousand (202,250,000) authorized shares to two hundred five million (205,000,000) authorized shares.

The foregoing description of the Articles is not complete and is subject to, and qualified in its entirety by, the full text of the Articles, which are attached to this Current Report on Form 8-K as Exhibit 3.2, the terms of which are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 4, 2022, the Company issued a press release announcing the issuance of the Letter to Shareholders. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01, including Exhibits 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit

Number	Description

3.1	Certificate of Designation dated December 21, 2021.
3.2	Amended and Restated Articles of Incorporation dated December 21, 2021.
10.1	Amendment to the Employee Services Agreement dated December 31, 2021.
10.2	Amendment to the Amended Employee Services Agreement dated December 31, 2021
10.3	Sixth Amendment to Secured Promissory Note dated December 31, 2021.
10.4	First Amendment to the Revolving Note dated December 31, 2021.
99.1	Press Release dated January 4, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included as Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2022

Good Gaming, Inc.

By:	/s/ David B. Dorwart
Name:	David B. Dorwart
Title:	Chief Executive Officer